                                                                   EXHIBIT B1(d)

                           KEMPER MONEY MARKET FUND

                        WRITTEN INSTRUMENT AMENDING THE
                      AGREEMENT AND DECLARATION OF TRUST
                      ----------------------------------


     The undersigned, being a majority of the trustees of Kemper Money Market Fund (the "Trust"), a business trust organized pursuant to an Agreement and Declaration of Trust dated August 9, 1985, as amended and restated (the "Declaration of Trust"), pursuant to Section 1 of Article I and Section 4 of
Article IX of the Declaration of Trust, do hereby change the name of the Trust to "Kemper Money Funds." This instrument shall constitute an amendment to the Declaration of Trust.

     IN WITNESS WHEREOF, the undersigned have this 1st day of February, 1996, signed these presents.


                                        /s/ Stephen B. Timbers
                                        --------------------------------
                                        Stephen B. Timbers, Trustee
                                        210 South Green Bay Road
                                        Lake Forest, Illinois  60045

                                        (signatures continue)

     The address of the Trust is:
     c/o  Kemper Financial Services, Inc.
          120 S. LaSalle Street
          Chicago, IL  60603

                                        /s/ David W. Belin
                                        ---------------------------------
                                        David W. Belin, Trustee
                                        1705 Plaza Circle
                                        Des Moines, Iowa  50322

                                        /s/ Lewis A. Burnham
                                        ---------------------------------
                                        Lewis A. Burnham, Trustee
                                        16410 Avila Boulevard
                                        Tampa, Florida  33613

                                        /s/ Donald L. Dunaway
                                        ---------------------------------
                                        Donald L. Dunaway, Trustee
                                        7515 Pelican Bay Boulevard, #903
                                        Naples, Florida  33963

                                        /s/ Robert B. Hoffman
                                        ---------------------------------
                                        Robert B. Hoffman, Trustee
                                        10045 Litzsinger Road
                                        St. Louis, MO  63124-1131

                                        /s/ Donald R. Jones
                                        ---------------------------------
                                        Donald R. Jones, Trustee
                                        1776 Beaver Pond Road
                                        Inverness, Illinois  60067

                                        /s/ Shirley D. Peterson
                                        ---------------------------------
                                        Shirley D. Peterson, Trustee
                                        401 Rosemont Avenue
                                        Frederick, MD  21701-8575

                                        /s/ William P. Sommers
                                        ---------------------------------
                                        William P. Sommers, Trustee
                                        2181 Parkside Avenue
                                        Hillsborough, California  94010

                                        /s/ Stephen B. Timbers
                                        ---------------------------------
                                        Stephen B. Timbers, Trustee
                                        210 South Green Bay Road
                                        Lake Forest, Illinois  60045

STATE OF ILLINOIS   )
                    )  SS
COUNTY OF COOK      )


     Then personally appeared the afore-named David W. Belin, Lewis A. Burnham, Donald L. Dunaway, Robert B. Hoffman, Donald R. Jones, Dominique P. Morax, Shirley D. Peterson, William P. Sommers and Stephen B. Timbers who acknowledged the foregoing instrument to be their free act and deed, before me this 1st day of February, 1996.



                                        /s/ Karen Ann Mostacchio
                                        ----------------------------------
                                                   NOTARY PUBLIC